Exhibit 99.1

Regional Management Corp. Appoints Philip Bancroft to Board of Directors

Greenville, South Carolina – January 19, 2022 – Regional Management Corp. (NYSE: RM), a diversified consumer finance company, today announced the appointment of Philip Bancroft to its Board of Directors, effective immediately. Mr. Bancroft is the former Chief Financial Officer and current Executive Vice President of Chubb (NYSE: CB), the largest publicly traded property and casualty insurance company in the world.

Mr. Bancroft’s appointment increases the size of Regional Management’s Board of Directors from eight directors to nine directors.

“We are delighted to welcome Phil to our Board,” said Maria Contreras-Sweet, Chair of the Corporate Governance and Nominating Committee of Regional Management’s Board of Directors. “Phil’s wealth of financial knowledge and his experience working with growth companies will serve to enhance the quality of our Board. We expect that Phil will add immediate and considerable value to Regional’s ongoing omni-channel and digital growth initiatives, while additionally bolstering our robust financial capabilities.”

Mr. Bancroft brings to the Board unparalleled financial, risk, and executive management expertise. He was the CFO of ACE Limited from 2001 prior to ACE’s acquisition of Chubb in 2016, at which time he became the CFO of Chubb. Prior to ACE, Mr. Bancroft served as Partner-in-Charge for the New York Regional Insurance Group of PricewaterhouseCoopers (PWC) from 1996 to 2001, and spent nearly 20 years at PWC, ten years as a partner. He has served on the boards of various organizations, currently serving on Saint Joseph’s University Haub School of Business/Advisory Board for Insurance Risk Management. He was certified as a public accountant and earned his Bachelor of Business Administration in Accounting from Temple University.

“Regional has a first-class Board of Directors, and I’m excited to join the team as the company continues to expand its market share and broaden its reach across the country,” added Mr. Bancroft. “I look forward to working closely with the Board and management to help direct Regional’s overall long-term growth strategy and deliver additional value for our shareholders.”

Diversified Search Group was retained by Regional Management to conduct this search. The Group was founded in 1974 and is a key leader in attracting transformational leaders of every background for clients like Regional Management. It was named one of Forbes top ten executive search firms in America, and the search was led by Victor Arias, Jr., Managing Partner of the DFW office.

About Regional Management Corp.

Regional Management Corp. (NYSE: RM) is a diversified consumer finance company that provides attractive, easy-to-understand installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders. Regional Management operates under the name “Regional Finance” in approximately 350 branch locations in 13 states across the United States. Most of its loan products are secured, and each is structured on a fixed-rate, fixed-term basis with fully amortizing equal monthly installment payments, repayable at any time without penalty. Regional Management sources loans through its multiple channel platform, which includes branches, centrally managed direct mail campaigns, digital partners, retailers, and its consumer website. For more information, please visit www.RegionalManagement.com.

Forward-Looking Statements

This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent Regional Management Corp.’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlooks or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of Regional Management. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on forward-looking statements.

Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: risks related to Regional Management’s business, including the COVID-19 pandemic and its impact on Regional Management’s operations and financial condition; managing growth effectively, implementing Regional Management’s growth strategy, and opening new branches as planned; Regional Management’s convenience check strategy; Regional Management’s policies and procedures for underwriting, processing, and servicing loans; Regional Management’s ability to collect on its loan portfolio; Regional Management’s insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management’s loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management’s operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with CECL accounting; the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management’s common stock, including volatility in the market price of shares of Regional Management’s common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management’s charter documents and applicable state law. The COVID-19 pandemic may also magnify many of these risks and uncertainties.

The foregoing factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. Regional Management will not update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. Regional Management is not responsible for changes made to this document by wire services or Internet services.

Contact

Investor Relations

Garrett Edson, (203) 682-8331

investor.relations@regionalmanagement.com